                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 3, 1999, included in Allegiance Telecom, Inc.'s Form S-1 (Registration Statement File No. 333-74763) and to all references to our Firm included in this Registration Statement.




                                             ARTHUR ANDERSEN LLP


Dallas, Texas
April 14, 1999